SSGA Funds

SUPPLEMENT DATED DECEMBER 19, 2016

TO

SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED DECEMBER 19, 2016

SSGA S&P 500 Index Fund

Class N (SVSPX)

(the “Fund”)

Through January 2, 2017, John Tucker will continue to serve with Karl Schneider as a member of the portfolio management team, which is primarily responsible for the day-to-day management of the Fund. Effective January 3, 2017, John Tucker will be replaced by Michael Feehily and Amy Scofield as portfolio managers of the Fund. Karl Schneider will continue to serve as a member of the portfolio management team. Accordingly, the following changes to the Fund’s Summary Prospectus, Prospectus and SAI are effective through January 2, 2017:

1)	The following replaces the information in the section entitled “Investment Adviser” in the Fund’s Summary Prospectus and in the Fund Summary section of the Fund’s Prospectus:

Investment Adviser

SSGA FM serves as the investment adviser to the Fund.

Karl Schneider and John Tucker serve as portfolio managers of the Fund and the Portfolio. They have managed the Fund and the Portfolio since 2004 and 2007, respectively.

2)	The following replaces the information within the sub-section of the Fund’s Prospectus entitled “Portfolio Management” within the section entitled “FUND MANAGEMENT” with respect to the key professionals involved in the day-to-day management of the SSGA S&P 500 Index Fund:

Key professionals involved in the day-to-day portfolio management of the SSGA S&P 500 Index Fund include the following:

John Tucker, CFA, is a Senior Managing Director of SSGA and the Adviser and Co-Head of Passive Equity Strategies in North America in GEBS. He joined the firm in 1988 and is responsible for overseeing the management of all passive equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products Group in SSGA’s London office where he was responsible for the management of all index strategies in SSGA’s second largest investment center. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. Mr. Tucker has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of the Russell Index Client Advisory Board and on the S&P U.S. Index Advisory Panel.

Karl Schneider, CAIA, is a Vice President of SSGA and the Adviser, and Head of U.S. Equity Strategies for GEBS, where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1996. Mr. Schneider holds a BS in finance and investments from Babson College and an MS in finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation. Mr. Schneider is a member of the CAIA Association.

3)	The following replaces the information related to the Fund provided in the table in the SAI entitled “Other Accounts Managed as of August 31, 2016” within the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES - Adviser”:

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
SSGA S&P 500 Index Fund
Karl Schneider	151	$196.65	383	$515.11	332	$229.56	$941.31
John Tucker	151	$196.65	383	$515.11	332	$229.56	$941.31

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSGASUPP1